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                                                                    Exhibit 10.2


                      NESS SECURITY PRODUCTS PTY LIMITED
                               (ACN 069 984 372)



                            FAI INSURANCES LIMITED
                               (ACN 004 304 545)



                      ___________________________________

                            GUARANTEE AND INDEMNITY
                      ___________________________________




                             ATANASKOVIC HARTNELL
                    ---------------------------------------
                    LAWYERS - CORPORATE, FINANCE & TAXATION

                                   Level 10
                           Atanaskovic Hartnell House
                             75-85 Elizabeth Street
                                   Sydney NSW
                                 Australia 2000
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                            GUARANTEE AND INDEMNITY

DEED POLL dated

BY NESS SECURITY PRODUCTS PTY LIMITED (ACN 069 984 372) of Unit 4, 167 Prospect Highway, Seven Hills, New South Wales (the "Guarantor")

IN FAVOUR OF FAI INSURANCES LIMITED (ACN 004 304 545) of Level 42, 50 Bridge Street, Sydney, New South Wales (the "Lender")

IN RELATION TO THE OBLIGATIONS OF FAI HOME SECURITY PTY LIMITED (ACN 050 064
214) of Level 7, 77 Pacific Highway, North Sydney, New South Wales (the "Borrower").

OPERATIVE PART

1.   INTEPRETATION

1.1  Definitions

The following definitions apply unless the context requires otherwise:

"Administration" means, in relation to any corporation, any arrangement or compromise with or assignment for the benefit of all or any class of its creditors or members or a moratorium involving any of them, provisional liquidation, liquidation, winding up, dissolution, receivership, official management or administration within the meaning of Part 5.3A of the Corporations Law or anything analogous to or having a similar effect under the law of any jurisdiction.

"Administration Proceeds" means, in the case of an Administration of a Relevant Company, any dividends or other moneys paid or payable by the Administrator to the Guarantor.

"Administrator" means:

(a) the person who has authority to carry out the Administration and includes any person in whom is vested any property or rights of the person subject to the Administration; and

(b)  a receiver, receiver and manager and scheme manager;

"Collateral Security" means any present or future Security Interest or other right given to or held by the Lender to secure the payment of the Guaranteed Moneys;

"Facility Agreement" means the facility agreement dated about the date of this Deed made between the Lender and the Borrower;

"Guaranteed Moneys" means all moneys and damages:

(a) which now or in the future are owing (whether actually or contingently) by the Borrower to the Lender;
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(b)  which having become owing (actually or contingently), cease to be owing under any law relating to Administration and remain unpaid by the Borrower and unreleased by the Lender;

(c) that now or in the future there is a prospect may become owing (whether actually or contingently) by the Borrower to the Lender;

     in connection with the Facility Agreement and, without limitation, includes moneys payable:

(d)  by the Borrower alone or jointly or severally with any other person;

(e)  by the Borrower in its own right or in any capacity;

(f)  to the Lender in its own right or in any capacity; and

by the Borrower as liquidated or unliquidated damages caused or contributed to by any breach by the Borrower of any obligation owed by the Borrower to the Lender under the Facility Agreement, and includes anything which but for anything referred to in Clause 3.2 would be Guaranteed Moneys;

"Moneys Payable" means:

(a)  the Guaranteed Moneys; and

(b)  any other  moneys payable by the Guarantor to the Lender under this Deed;

"Prescribed Rate" means 7.75%;

"Secured Property" means any property secured in favour of the Lender pursuant to the Charge or any other Collateral Security.

1.2  Facility Agreement definitions and interpretation

     Definitions and rules of interpretation set out in the Facility Agreement apply in this Deed unless the context requires otherwise or the relevant term is defined in this Deed.

2.   CONSIDERATION

     The Guarantor has entered into this Deed for valuable consideration from the Lender receipt of which is acknowledged by its execution of this Deed.

3.   GUARANTEE AND INDEMNITY

3.1  Guarantee

     (a) The Guarantor guarantees to the Lender the punctual payment of the Guaranteed Moneys by the Borrower.

     (b) If at any time the Borrower defaults in payment of any part of the Guaranteed Moneys the Guarantor must pay to the Lender on demand that part of the Guaranteed Moneys.
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3.2  Indemnity and Payment Obligation

     (a) If the Guaranteed Moneys are or are reasonably likely to be irrecoverable on the due date for payment because:

          (i) the Guarantor or any person purported to be primarily liable is discharged from an obligation to pay any part of the Guaranteed Moneys for any reason other than that payment in full has been made;

          (ii) any obligation of the Borrower to the Lender or any agreement or transaction between them relating to the Guaranteed Moneys is void, voidable or otherwise unenforceable in accordance with its terms on the due date for payment for any reason;

          (iii) of the Administration of the Borrower or the Guarantor including, without limitation, as a result of any refund made by the Lender to any Administrator; or

          (iv) the due date for payment of any part of the Guaranteed Moneys is deferred without the Lender's express written agreement,

          the Guarantor must:

          (v) indemnify the Lender against the Guaranteed Moneys being irrecoverable, and

          (vi) pay to the Lender on the due date for payment a sum equal to the amount of the irrecoverable Guaranteed Moneys.

     (b) The Guarantor's obligations under Clauses 3.2(a) (v) and (vi) are separate and independent from each other and from the Guarantor's obligations under Clause 3.1.

4.   THE LENDER'S RIGHTS

4.1  Continuity

     The Guarantor's obligations under this Deed are continuing obligations for the whole of the Moneys Payable.

4.2  Primary Obligations

     The Guarantor's obligation to pay the Moneys Payable is a primary obligation and the Lender is not obliged to proceed against or enforce any Collateral Security or other right against the Borrower or demand payment from the Borrower before the Moneys Payable become due for payment.

4.3  Irrevocable and Unconditional

     The Guarantor's obligations under this Deed are unconditional and irrecoverable.
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4.4  Preservation of the Guarantor's Obligations

     The Guarantor's obligations and the Lender's rights will not be affected in whole or in part by anything which might abrogate, prejudice or limit them or the effectiveness of this Deed, including, without limitation, any of the following:

     (a) any release, termination, variation, novation, renewal or assignment of any agreement or transaction under which any Guaranteed Moneys are or purport to be payable;

     (b) this Deed, any Collateral Security or any other transaction or agreement between the Borrower and the Lender or any obligation owed by the Borrower to the Lender in relation to the Guaranteed Moneys being void, voidable or otherwise unenforceable by the Lender in accordance with its terms or the Lender being otherwise estopped from receiving the Guaranteed Moneys from the Borrower;

     (c) the granting of any forbearance, time or other indulgence to or the making of any composition, compromise or arrangement with or the discharge or release of the Guarantor, Borrower or any other person;

     (d)  the Administration of any Relevant Company;

     (e) (i) the amendment of the constitution or other constitutional document of any Relevant Company; or

          (ii) the Borrower or the Guarantor becoming a member of a partnership, joint venture or association (whether incorporated or unincorporated);

     (f) the fact that no demand for the payment of the Moneys Payable has been made on the Borrower or other Relevant Company;

     (g) any failure by the Lender to disclose any information to the Guarantor or any representation made or information given by the Lender to the Guarantor;

     (h) the failure to give the Guarantor notice of default by the Borrower or to obtain consent from the Guarantor to any arrangement or agreement made with the Borrower;

     (i) the value of any Collateral Security or the value placed on it by the Lender in the Administration of a Relevant Company;

     (j) any negotiable or other instrument being in circulation or outstanding;

     (k) any Administration of the Guarantor or the Borrower or, except as provided in this Deed, receipt of any Administration Proceeds;
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     (l)  the obtaining, release, variation or renewal by the Lender of any
          Collateral Security or any agreement or arrangement affecting the priority of any Collateral Security;

     (m) the release or discharge of any Relevant Company under any agreement, statute or principle of law or equity;

     (n) any refusal or failure by the Lender to obtain, perfect, register, stamp, enforce, or assign any Collateral Security or any negotiable instrument, judgment, order or award relating to the Moneys Payable; or

     (o)  any act or omission of the Lender which prejudices the Guarantor,

     it being the Guarantor's intent that its obligations under this Deed must be absolute and unconditional in any and all circumstances irrespective of the consent or knowledge or lack of consent or knowledge of the Guarantor, the Lender or the Borrower or any rule of law or equity to the contrary.

4.5  Suspension of Guarantor's Rights

     The Guarantor:

     (a) waives any right to be subrogated to or otherwise have the benefit of this Deed or any Collateral Security or any other right of the Lender until:

          (i)  the Moneys Payable have been satisfied in full; and

          (ii) in the reasonable opinion of the Lender, any payment towards the satisfaction of the Moneys Payable is not void, voidable or otherwise unenforceable or refundable;

     (b) must not exercise a right of set-off or counterclaim available to itself or any other Relevant Company which reduces or extinguishes the obligation of the Borrower or the Guarantor to pay the Moneys Payable; and

     (c) must not until the Moneys Payable have been satisfied in full make any claim or enforce any right against the Borrower or any Relevant Company or their respective property,

     and the Lender is not obliged to marshall in favour of Guarantor any Collateral Security or any property that the Lender has an interest in or may be entitled to receive.

4.6  Payment to the Lender

     Any amount received by a Guarantor in contravention of Clause 4.5 must be held on trust for the Lender and must be paid to the Lender immediately upon receipt.
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4.7  Reinstatement of Rights of the Lender

     If any transaction or payment relating to the Guaranteed Moneys is void, voidable or otherwise unenforceable or refundable:

     (a) the Lender is entitled to all rights and interests under this Deed and any Collateral Security given by the Guarantor that it would have had if the transaction or payment was not void, voidable or unenforceable or refundable; and

     (b) the Guarantor must do each thing and sign each document necessary or convenient to restore to the Lender its rights and interests under this Deed or any Collateral Security held by the Lender immediately before that transaction or payment.

4.8  Binding Certificates, Awards etc

     Any certificate, document, judgment, order, award or other thing in favour of the Lender binding upon the Borrower is binding upon the Guarantor.

4.9  Liabilities after Termination

     The Guarantor must pay to the Lender immediately any part of the Moneys Payable which accrues after revocation or expiration of this Deed if those Moneys Payable relate to obligations incurred by the Borrower to the Lender, or any agreement or transaction between them occurring before the expiration or revocation.

4.10 Guarantor's Security

     (a)  The Guarantor must:

          (i) hold on behalf of or at the direction of the Lender any Security Interest given by any person which secures moneys interests and damages owing (whether actually or contingently) by the Borrower to the Guarantor and on demand by the Lender exercise or refrain from exercising any of those rights; and

          (ii) if the proceeds of the exercise of any of those rights are received by the Guarantor or any person on the Guarantor's behalf, hold the proceeds on trust for the Lender and cause them to be paid to the Lender immediately upon receipt.

     (b) the Lender must apply the proceeds of the exercise of any of those rights as follows:

          (i) in payment of or in satisfaction of the costs and expenses of the Lender in relation to this Deed;

          (ii) secondly, in payment or satisfaction of the Moneys Payable; and
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          (iii) thirdly, in payment to any person entitled to them or authorised to give receipts for them.

4.11 Administration of the Borrower

     (a)  Until the Moneys Payable have been paid in full, the Guarantor must:

          (i) on demand made by the Lender, prove and claim in the Administration of the Borrower for the full amount of the moneys interest or damages owing (whether actually, contingently or otherwise) by the Borrower to the Guarantor, use its best endeavours to obtain full payment of those moneys in that Administration and hold on behalf of or at the direction of the Lender those moneys, interest and damages and any proof or claim relating to them;

          (ii) direct the Administrator of the Borrower to pay the Administration Proceeds to the Lender in the form prescribed by any relevant statute or, if no such form is prescribed, in a form approved by the Lender; and

          (iii) if the Administration Proceeds are received by the Guarantor or any person on its behalf, cause and permit those moneys to be paid to the Lender immediately upon receipt.

     (b) Until a demand is made by the Lender under Clause 4.11(a) the Guarantor must not in the Administration of the Borrower:

          (i) directly or indirectly claim or receive the benefit of any Administration Proceeds until the Moneys Payable have been paid in full; or

          (ii) prove or claim for the Administration Proceeds in competition with the Lender so as to diminish any distribution, dividend or payment which but for that claim or proof the Lender would be entitled to receive, until the Moneys Payable have been paid in full and the Lender is of the opinion that no payment of those moneys is or likely to become void, voidable or otherwise enforceable or refundable.

5.   PAYMENTS

5.1  Demand

     If the Moneys Payable become due and payable in accordance with this Deed, the Guarantor must pay to the Lender the Moneys Payable on demand by the Lender.

5.2  Appropriation of Payments

     (a) the Lender is not obliged to pay or set off against the Moneys Payable any moneys:
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          (i)   held by the Lender on any account other than the Moneys Payable;

          (ii) which are or may be recoverable from the enforcement of any Collateral Security;

          (iii) which are owing by the Lender to the Borrower;

          (iv)  which are Administration Proceeds; or

          (v)   to which any person has asserted a prior ranking claim,

          until the Lender has received payment in full of the Moneys Payable or the claim is disposed of.

     (b)  the Lender may:

          (i) pay into a suspense account any moneys received by it under this Deed or any Collateral Security from the Guarantor and hold those moneys as security for payment of the Moneys Payable and if this is done the Lender will be deemed not to have appropriated those moneys towards the payment of Moneys Payable; and

          (ii) at any time appropriate any moneys in the suspense account towards the satisfaction of the Moneys Payable in any way that the Lender thinks fit.

     (c) The Moneys Payable must be reduced only by moneys actually received and appropriated after deducting the costs and expenses incurred by the Lender in obtaining payment.

     (d)  the Lender is not obliged to disclose to the Guarantor any appropriation of moneys received from the Borrower or from the exercise of rights under the Collateral Security or the Administration of any Relevant Company.

     (e) the Lender may, subject to any express provision in this Deed to the contrary, appropriate any payment towards the satisfaction of any moneys due for payment by the Guarantor in relation to this Deed in any way that the Lender thinks fit and notwithstanding any purported appropriation by the Guarantor.

6.   INTEREST

     The Guarantor must pay interest on:

     (a) any amount owing under this Deed other than under Clause 3 during the period it remains unpaid; and
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     (b)  that part (if any) of the Moneys Payable under Clause 3 in relation to which there is no agreement between the Borrower and the Lender as to the payment of interest during the period that it is owing,

     at the Prescribed Rate.

7.   REPRESENTATIONS AND WARRANTIES

The Guarantor represents and warrants that it has not entered into this Deed in reliance on or as a result of any representation, warranty, statement or conduct of the Lender or its servants and agents.

8.   ASSIGNMENT BY LENDER

This Deed must continue to be binding notwithstanding the assignment of Moneys Payable to another person and the benefit of this Deed may also be assigned in whole or part to that person either at that time or later.

9.   MISCELLANEOUS

This Deed is the property of the Lender and the Lender is not obliged to give it to the Guarantor at any time either before or after payment of the Moneys Payable.

10.  GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

10.1 Governing Law

     This Deed is governed by and must be construed in accordance with the laws of New South Wales.

10.2 Jurisdiction

     The parties irrevocably and unconditionally submit to the non exclusive jurisdiction of the courts of New South Wales and any courts which have jurisdiction to hear appeals from any of those courts and the parties waive any right to object to any proceedings being bought in those courts because the venue is inconvenient, the courts lack jurisdiction or any other reason.

11.  NOTICES

     Any notice, demand, certification or other communication under this Deed must be given in writing and in the English language, may be given by an Authorised Officer of the sender and may be given in the manner specified in any Transaction Document.

12.  ATTORNEYS

Each attorney executing this Deed on behalf of a Guarantor covenants to the Lender that they:
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12.1  have not received notification of the revocation of the power of attorney under the authority of which they have executed this Deed on behalf of the Guarantor; and

12.2  are duly authorised to execute this Deed on behalf of the Guarantor.


EXECUTED as a deed poll.

SIGNED for and on behalf of the                )
GUARANTOR by                                   )
who certifies that they are duly appointed as  )
the attorney of the Guarantor and that they    )
have not received notification of the          )  ___________________________
revocation of the power of attorney under      )
the authority of which they have executed      )
this Deed in the presence of:                  )


_____________________________________             Signature of Witness

_____________________________________             Print Name of Witness